EXHIBIT 99 - Restatement of Original Schedule 13G Previously Filed in Paper Form


                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549


                          SCHEDULE 13G

              Under the Securities Exchange Act of 1934
                        (Amendment No. __ )

                          IMMUCOR, INC.
                         (Name of Issuer)

                            Common
                   (Title of Class of Securities)

                         452526-10-6-10
                         (CUSIP Number)

Check the following box if a fee is being paid with this statement /X/. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).




                         SCHEDULE 13G

CUSIP No. 452526-10-6-10

1.	Name of Reporting Person
   S.S. or I.R.S. Identification No. of Above Person

       Josef Wilms

2.	Check the Appropriate Box if a Member of a Group		(a) /_/
                                                     (b) /_/

3.	SEC Use Only

4.	Citizenship or Place of Organization

     	Federal Republic of Germany

Number of Shares Beneficially Owned By Each Reporting Person With

  	5.	Sole Voting Power

  				408,000

   6.	Shared Voting Power

  				None

   7.	Sole Dispositive Power

  				408,000

   8.	Shared Dispositive Power

  				None

9. 	Aggregate Amount Beneficially Owned by Each Reporting Person

  		408,000

10.	Check Box if the Aggregate Amount in Row (9) Excludes Certain Shares	/_/

11.	Percent of Class Represented by Amount in Row 9

   	5.0%

12.	Type of Reporting Person

  		IN

Item 1.
      	(a) 	Name of Issuer
	          	Immucor, Inc.

      	(b) 	Address of Issuer's Principal Executive Offices
		          3130 Gateway Drive
		          Post Office Box 5625
           	Norcross, Georgia 30091-5625

Item 2.
     	(a) Name of Person Filing
		        Josef Wilms

     	(b)	Address of Principal Business Office or, if none, Residence
        		Immucor Medizinische Diagnostik GmbH
        		Postfach 200247
        		D-63308 Rodermark
        		Adam Opel Strasse 26
        		D-63322 Rodermark

     	(c)	Citizenship
        		Federal Republic of Germany

     	(d)	Title of Class of Securities
        		Common Stock

	     (e) CUSIP Number
        		Inapplicable

Item 3.
     	Inapplicable.

Item 4. Ownership
     	(a)	Amount Beneficially Owned
          Josef Wilms is the beneficial owner of warrants to purchase 318,750 shares of Common Stock at an exercise price of $7.75, and options to acquire 89,250 shares of Common Stock at an exercise price of $9.33.

     	(b)	Percent of Class
		        5.0%

     	(c)	Number of shares as to which such person has:
	        (i)	sole power to vote or to direct the vote: 408,000
		       (iii)	sole power to dispose or to direct the disposition of: 408,000

Item 5.  Ownership of Five Percent or Less of a Class
      	Inapplicable.

Item 6. Ownership of More than Five Percent on Behalf of Another Person Inapplicable.

Item 7. Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on By the Parent Holding Company
      	Inapplicable.

Item 8.  Identification and Classification of Members of the Group
      	Inapplicable.

Item 9.  Notice of Dissolution of Group
      	Inapplicable.

Item 10. Certification
      	By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.

Signature
      	After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                								February 1, 1995
                                     									  Date

                                 							/s/ Josef Wilms
                                  									Signature

                                							Josef Wilms, President
                          								          Name/Title